Exhibit 10.1 Contract of services between Strateco Resources Inc. and BBH GÉO-Management Inc. on August 1, 2008 (French original version)

ENTENTE DE SERVICES INTERVENUE

EN LA VILLE DE BOUCHERVILLE LE IERAOÛT 2008

ENTRE:

RESSOURCES STRATECO INC., une compagnie ayant sa principale place d'affaires au 1225, rue Gay-Lussac, Boucherville, Québec, J4B 7K1

(Ci-après nommée "STRATECO") PARTIE DE

PREMIÈRE PART

BBH GÉO-MANAGEMENT INC., une compagnie ayant sa principale place d'affaires au 1225, me Gay-Lussac, Boucherville, Québec, J4B 7K1

(Ci-après nommée "GÉO-MANAGEMENT")

PARTIE DE SECONDE PART

ATTENDU QUE STRATECO doit effectuer des travaux d'exploration minière, de mise en valeur et de développement de ses propriétés minières ;

ATTENDU QUE STRATECO désire renouveler pour une période de trois ans l'entente de services avec GÉO-MANAGEMENT pour la gestion de ses affaires ;

ATTENDU QUE GÉO-MANAGEMENT consent à offrir des services financiers, administratifs, professionnels et techniques à STRATECO selon les conditions et termes ci-après établis.

IL EST, EN CONSÉQUENCE, CONVENU MUTUELLEMENT ENTRE LES PARTIES AUX PRÉSENTES DE CE QUI SUIT, SAVOIR :

1.

SERVICES

GÉO-MANAGEMENT offre les services suivants :

•

utilisation des locaux, des équipements de bureau et de bureautique de GÉO-MANAGEMENT;

•

exécution des travaux reliés aux programmes d'exploration et de développement minier sur les titres miniers de STRATECO tels que, sans toutefois restreindre la généralité de ce qui précède, la géologie, la géophysique, l'ingénierie, la métallurgie et autres domaines reliées aux opérations de l'entreprise ;

•

exécution des travaux administratifs nécessaires à STRATECO tels que, sans toutefois restreindre la généralité de ce qui précède, les services comptables, la paie, le secrétariat, les relations avec les actionnaires et autres services ;

(a) en ce qui concerne la paie des employés engagés par GÉO-MANAGEMENT pour rendre les services et exécuter les travaux pour STRATECO, GEO-MANAGEMENT sera le seul employeur désigné pour prélever les déductions à la source sur les salaires des employés de GÉO-MANAGEMENT mis au service de STRATECO selon les lois et règlements fédéraux et provinciaux à l'exclusion explicite de la responsabilité de STRATECO à cet effet.

•

recherche de projets et du financement nécessaire à la réalisation des objectifs de STRATECO ; et

•

maintien des titres miniers de STRATECO. Il est toutefois entendu que GÉO-MANAGEMENT ne pourra être tenue responsable de pertes, poursuites ou dommages relatifs à cette gestion des titres miniers.

2.

FRAIS, HONORAIRES ET DÉBOURSÉS

STRATECO devra rémunérer GÉO-MANAGEMENT pour tous les services rendus selon ce contrat et ce, de la façon suivante :

2.1

Frais fixes

Utilisation des locaux et des équipements de bureau à compter du 1er août 2008 jusqu'au 31 juillet 2011 avec une charge fixe de 5 200 $ par mois pour la première année qui sera révisée annuellement.

2.2

Honoraires

À compter du ler août 2008, le taux d'imputation des honoraires et le mode de facturation des honoraires seront les suivants :

•

Facturation à STRATECO du taux horaire payé à un employé de GÉO-MANAGEMENT multiplié par 1.85 pour chaque salarié de BBH GÉO-MANAGEMENT et pour chaque jour travaillé.

•

Les honoraires seront facturés bimensuellement à compter du 1er août 2008.

2.3

Allocations pour l'utilisation d'automobiles et de véhicules

Les utilisations d'automobiles ou de véhicules seront facturées de la manière suivante :

•

Pour l'utilisation d'une automobile de GÉO-MANAGEMENT dans le cadre de services rendus à STRATECO, GÉO-MANAGEMENT facturera à STRATECO le coût de 0,42 $ par kilomètre parcouru ;

•

La location d'un camion appartenant à GÉO-MANAGEMENT sera facturée à STRATECO au coût de 75 $ par jour ou 1 800 $ par mois incluant les assurances ;

Les frais de réparations et autres dépenses s'il y lieu reliés à l'utilisation des véhicules sont en sus ;

•

STRATECO paiera à GÉO-MANAGEMENT une allocation de 265 $ par mois pour l'utilisation par le président de STRATECO d'une automobile appartenant à GÉO-MANAGEMENT.

2.4

Déboursés

Les frais de location d'un photocopieur seront de 50 $ par mois plus 0,10 $ pour chaque copie en noir et blanc et 0,25 $ pour chaque copie en couleurs.

Les autres déboursés encourus par GÉO-MANAGEMENT dans le cadre des activités de STRATECO seront remboursés sur présentation de pièces justificatives.

2.5

Frais de gestion

Des frais de gestion de 5 % seront facturés à STRATECO par GÉO-MANAGEMENT sur tous les frais liés à des programmes d'exploration, ou de développement et d'achats reliés à la propriété Matoush.

Des frais de gestion de 10 % seront facturés à STRATECO par GÉO-MANAGEMENT pour tous les frais liés à des programmes d'exploration ou de développement sur les autres propriétés : Eclat, Pacific-Bay-Matoush, Mistassini, Apple et éventuellement sur les autres propriétés.

Des frais de gestion de 5% seront facturés à STRATECO par GÉO-MANAGEMENT sur les achats liés aux projets d'exploration ou les conventions d'options sur les propriétés Eclat, Pacific-Bay-Matoush, Mistassini, Apple et éventuellement sur les autres propriétés.

En cas d'une décision de mise en production, les frais de gestion seront renégociés.

Aucun frais de gestion ne sera appliqué aux honoraires du personnel administratif, professionnel, technique pour services rendus par les employés de GEO-MANAGEMENT.

2.6

Taxes

Les taxes fédérales (TPS) et provinciales (TVQ) sont en sus.

2.7

Révision des frais fixes et des honoraires

Les frais fixes et les honoraires seront révisés par les parties le 1’août de chaque année du contrat à moins d'entente entre les parties.

3

CONDITIONS DE PAIEMENT

Le paiement des frais, honoraires et déboursés devra être effectué sur réception de la facture.

4.

EXCLUSION DE RESPONSABILITÉ

STRATECO s'engage à tenir GÉO-MANAGEMENT indemne de toute responsabilité civile, et contractuelle envers des tiers et pénale dans le cas d'infractions reliées aux lois du Canada et du Québec et à assurer la défense et prendre faits et cause incluant les frais et honoraires judiciaires et extra judiciaires de GEO-MANAGEMENT contre toute réclamation ou poursuite gouvernementale, administrative, pénale ou civile découlant des services rendus par GÉO-MANAGEMENT, ses administrateurs, officiers, représentants, ayant-droits, employés et consultants dans le cadre de la présente entente. A cet effet, STRATECO s'engage à souscrire et à maintenir une police d'assurance responsabilité en vigueur pendant la durée de l'entente.

5

VALIDITÉ

Ce contrat sera en vigueur à compter du 1er août 2008 jusqu'au 31 juillet 2011.

EN FOI DE QUOI, NOUS AVONS SIGNÉ CE 1er AOÛT 2008 À BOUCHERVILLE RESSOURCES STRATECO INC.

BBH GÉO-MANAGEMENT INC.

Guy Hébert, Président